Income taxes	3 Months Ended
Mar. 31, 2023
Income taxes
Income taxes

Note 16 — Income taxes

For the three months ended March 31, 2023, the Company recognized income tax benefit of $2,021,265, from which $821,811 is in connection with continuing operations for the post transaction two-day period ended March 31, 2023. At the end of each interim period, the Company estimates the effective tax rate expected to be applicable for the full fiscal year and this rate is applied to the results for the year-to-date period, and then adjusted for any discrete period items. The Company’s estimated annual effective tax rate for the three months ended March 31, 2023 is 25.3%. This differs from the federal statutory rate of 21% primarily due to state income tax expense and non-deductible expenses. The company has determined that changes in fair value of derivative liabilities, as well as offsetting tax adjustments, will be treated as discrete items in the period incurred.

Great Southern Homes, Inc., a consolidated subsidiary of the Company, had a change in tax status from an S Corporation to a C Corporation during the current period. In connection with its change in status to a taxable entity, it recorded an income tax benefit of $1,199,454 in order to establish various deferred tax assets, primarily attributable to timing differences in revenue recognition. This benefit is treated as a discrete item. Only income recognized during the period in which Great Southern Homes, Inc. was a taxable entity is included in the calculation of the consolidated estimated annual effective tax rate for the three months ended March 31, 2023.